                                                                   EXHIBIT 10.37

A 185-Blumberg's Improved Gilsey Form Lease I2-78         JULIUS BLUMBERG, INC.,
                                                          PUBLISHER, NYC 10013



        This Agreement BETWEEN LOUIS NATHAN WANK, IRVING WANK, MURRAY WANK, SYLVIA GOSHEN, ANNA GODEL, SYLVIA THORNE and/or WANK BROTHERS,

                                                                     AS LANDLORD

AND

        BRAND MANUFACTURING CORP., a domestic corporation with offices at 529 Cozine Avenue, Brooklyn, NY 11208,

                                                                       AS TENANT

Witnesseth: The Landlord hereby leases to the Tenant the following premises: the building located at and known as and by the street number 975-977 Shepherd Avenue, in the Borough of Brooklyn, County of Kings, City and State of New York a/k/a 977 Shepherd Avenue,

for the term of EIGHT (8) YEARS

to commence from the 1st        day of          June, 1989 and to end on the
        31st day of             May        1997 to be used and occupied only for

               Manufacturing and Storage

                              UPON THE CONDITIONS AND COVENANTS FOLLOWING:
1st. That the tenant shall pay the annual rent of FORTY NINE THOUSAND TWO HUNDRED ($49,200.00) DOLLARS per annum for the period June 1, 1989 to May 31, 1994 and FIFTY ONE THOUSAND NINE HUNDRED ($51,900.00) DOLLARS per annum for the period June 1, 1994 to May 31, 1997, said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid, as follows: FOUR THOUSAND ONE HUNDRED ($4,100.00) DOLLARS per month commencing on the 1st day of June, 1989 and on the 1st day of each and every month until and including the 1st day of May, 1994; FOUR THOUSAND THREE HUNDRED TWENTY FIVE ($4,325.00) DOLLARS per month commencing on the 1st day of June, 1994 and on the 1st day of each and every month until and including the 1st day of May, 1997,

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs and replacements to the demised premises

and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on

6th. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7th. The Tenant also agrees to permit the Landlord or the Landlord's agents to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed, or encumbered in any manner & SHALL KEEP THE SIDEWALK IN FRONT OF THE PREMISES FREE & CLEAR OF SNOW, ICE, DIRT, DEBRIS & RUBBISH.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $8,650.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

22nd. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trail by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

28th. Continued on Rider attached hereto and made a part hereof, commencing with Paragraph 29th and ending with Paragraph 50th.

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the relocation of title to the premises by the Landlord.

And it is mutually understood and agreed that the covenants and agreements contained in the within lease

State of New York,      }
County of               }SS.:
                        }
   On the                 day of        19 ,     before me personally came

to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.


State of New York,      }
County of               }SS.:
                        }

   On the                day of         19 ,     before me personally came
to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the                  of

the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation; and that he signed his name thereto by like order.



================================================================================

WANK BROTHERS,

                        Landlord,

-to-

BRAND MANUFACTURING CORP.,

                          Tenant.



================================================================================

                                      LEASE

================================================================================

Dated, May 3, 1989

LEONARD GOLDSTEIN, ESQ.
Attorney for Landlord
1861 Flatbush Avenue
Brooklyn, NY 11210
(718) 951-6400

29th. The landlord shall not be required to furnish any services whatsoever to the demised premises, it being distinctly understood and agreed that the tenant is to furnish its own heat, water, sewer, electricity, gas, air conditioning and all other utilities and services required for the premises.

30th. All payments required to be made to the landlord by the tenant shall be by good check to the order of "WANK BROTHERS" at 549 Wortman Avenue, Brooklyn, NY or at such other place as the landlord may designate in writing.

31st. The tenant may, at its own cost and expense, place such signs on the premise for its own business purposes as shall comply with the appropriate laws and ordinances and with the rules and regulations of the authorities having justification thereof.

32nd. All licenses, permits or authorizations required to conduct its business permitted under this lease shall be obtained by the tenant at its own cost and expense.

33rd. It is understood and agreed that wherever the typewritten portions of this lease and/or rider are in conflict with the printed portion, the typewritten portions shall control.

34th. (A) The tenant shall pay, as additional rent, any increase in real estate taxes for land and improvements which may be levied upon the leased premises during the term of this lease "and any renewal thereof" in excess of the real estate taxes levied over for the fiscal year 1998/89 as the same may be.

        (B) In any suit or proceeding arising out of the failure of the tenant to pay such increased taxes, the bill or receipt from the proper official or department with respect to any such facts therein stated shall be proof thereof. The tenant may contest any tax charge payable by it.

        Any such contest shall be conducted by the tenant at its own cost and expense and the landlord agrees to fully cooperate in such contest and permit the same to be conducted in the name of the landlord.

35th. Any assessments which may be levied upon the leased premises shall be payable by the tenant. The tenant may contest the assessment payable by it.

        Any such contest shall be conducted by the tenant at its own cost and expense and the landlord agrees to fully cooperate in such contest and permit the same to be conducted in the name of the landlord.

        The bill or receipt from the proper official or department with respect to such facts therein shall be proof thereof.

36th. All trade fixtures and trade equipment installed by the tenant may be removed by the tenant upon termination of this lease or any renewal thereof, provided that if such removal shall result in any damage to the demised premises, the tenant shall make any and all repairs necessitated by such removal, all at the tenant's own cost and expense. However, all improvements installed by the tenant shall become the property of the landlord and may not be removed by the tenant at any time.

37th. Anything herein contained to the contrary notwithstanding, all electrical wiring, meters, panels, panel boxes, switches and appurtenances to the electrical system which may be installed by the tenant, shall become part of the realty and may not thereafter be removed by the tenant when it removes from the premises.

38th. If any mechanics' liens shall be filed against the leased premises for work done or materials furnished to the tenant, the tenant shall, within fifteen
(15) days after written notice by the landlord, cause said lien to be discharged by payment, bond or in any other manner prescribed by law. Nothing herein contained, or any other right afforded to the tenant in the provisions of this lease, shall be construed to create or be the foundation for any lien, mortgage or other encumbrance upon the interest of the landlord in said leased premises or upon the building or improvements thereof; it being agreed that neither the landlord nor the demised premises shall, under any circumstances, be liable for the payment of any expenses incurred or the value of any work done or materials furnished to the demised premises or any part thereof, for or on behalf of the tenant, and the tenants shall be solely responsible for the contractors, labor and material men furnishing labor and material to the demised premises.

39th. The tenant agrees that as one of the inducing factors to the landlord to enter into this lease, the tenant will withhold any counterclaim which it may have in any action or proceeding by the landlord to recover possession of the premises, and the tenant agrees that any claim which it has against the landlord will be prosecuted as an independent and separate action or proceeding, and not as a counterclaim against the landlord.

40th. The tenant hereby waives its right to subrogated any and all claims it may have against the landlord with respect to any policies of insurance it may be required to carry under the. terms of this lease or any renewal thereof.

41st. The tenant agrees to indemnify and hold the landlord harmless against any and all claims for personal injuries and property damages occasioned by or as a result of the tenant's use and occupancy of the demised premises.

42nd. The tenant agrees to furnish and properly install and maintain, at its own cost and expense, four (4) twenty (20) pound portable A.B.C. (UL) Fire Extinguishers on the premises at all times during the term of this lease and any renewal thereof.

43rd. The tenant agrees to maintain the fire sprinkler system and an AFA or similar system in the premises, at its own cost and expense. The tenant shall have monthly inspections made of said system by a qualified company and shall fully comply with all requirements of the insurance carrier and the Fire Department of the City of New York and of any other body having jurisdiction thereof. If, due to the tenant's use and occupancy of the premises, it shall become necessary to have additional sprinkler heads installed and other equipment installed, then same shall be installed and maintained by the tenant at its own cost and expense. If, by reason of the tenant's use and occupancy of the premises and its business operations, any changes or modifications to the sprinkler system are recommended or directed to be made by the Board of Fire Underwriters of the New York Fire Insurance Exchange or by Insurance Service Offices (ISO) or by any board or body exercising similar functions, the tenant shall, at its own cost and expense, promptly comply with the said directions and/or recommendations, specifically for the demised premises.

44th. If the tenant makes any alterations and/or improvements to the premises requiring the approval of the Building Department of the City of New York or other body having jurisdiction thereof, the tenant shall give the landlord fifteen (15) days' notice thereof in writing, and shall, before making such alterations and/or improvements, furnish the landlord with a set of plans for such alterations and/or improvements duly approved by the Building Department of the City of New York or any other body having jurisdiction thereof.

45th. The tenant represents and warrants that is has not dealt with any real estate broker in connection with the leasing of the premises herein, and the tenant agrees to indemnify and hold the landlord harmless from any claims for broker's commissions by any broker with whom the tenant may have dealt in connection with the leasing of the within premises.

46th. It is distinctly understood and agreed that certain specific policies of insurance, which are set forth under Subdivision (A), (B) and (C) hereunder, and which are required to be obtained and maintained under this lease and any renewal thereof, stall be obtained by the landlord, and, after presentment of appropriate invoices and/or bills therefor to the tenant, the premiums therefor shall be considered as additional rent and shall be paid by the tenant to the landlord on the first day of the next ensuing month, together with the regular rent, and in addition thereto;

        (A) Comprehensive Liability Insurance Policy, naming the landlord as the sole assured and protecting the landlord against liability occasioned by accident or disaster on or about the premises, including the sidewalks adjacent thereto, in the amount of ONE MILLION ($1,000,000.00) DOLLARS for liability for personal (bodily) injuries; and in the amount of ONE HUNDRED THOUSAND ($100,000.00) DOLLARS for Water Damage Legal Liability Insurance and ONE HUNDRED THOUSAND ($100,000.00) DOLLARS for Sprinkler Leakage Insurance. It is the tenant's obligation to pay the landlord for the basic underlying comprehensive insurance as required by umbrella or catastrophe insurance requirements of the insurance carrier, but in no event less than $1,000,000.00 for personal (bodily) injury, $100,000.00 for property damage, $1,000,000 for Water Damage Legal Liability and $100,000.00 Sprinkler Leakage Insurance.

        (B) Sprinkler Leakage Insurance Policy in the amount of $100,000.00 as interest may appear, for the benefit of the landlord, covering any damage to the building and the landlord's equipment.

        (C) New York Standard Stock Company Fire Insurance Policy, with extended coverage, vandalism, Water Damage Legal Liability, malicious mischief and rental income coverages, for damages due to fire, vandalism, extended coverage, malicious mischief and rental income coverages, for damages due to fire, vandalism, extended coverage, malicious mischief and sprinkler leakage and to include Broad Form Property Damage Coverage, naming the landlord as the assured and covering damage to the building and premises leased hereunder, in the minimum amount of TWO HUNDRED NINETY EIGHT THOUSAND ($298,000.00) DOLLARS or as required by the insurance carrier.

47th. All notices required to be given by one party to the other under this lease shall be by Certified Mail, Return Receipt Requested, addressed to the landlord as WANK BROTHERS at 549 Wortman Avenue, Brooklyn, NY 11208, and to the tenant as BRAND MANUFACTURING CORP. at 529 Cozine Avenue, Brooklyn, NY 11208, or at such other addresses as either party may hereafter designate in writing.

48th. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent thereunder and shall be paid by tenant to landlord within five (5) days of rendition of any bill or statement to tenant therefor, and if tenant's lease term shall have expired at the time of making or such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

49th. The tenant has inspected the building leased hereunder and is familiar with the condition thereof, and agrees to take same "AS IS," and the landlord makes no representations as to the condition thereof except as may be herein specifically set forth.

50th. Notwithstanding anything herein to the contrary, it is understood and agreed that tenant is taking possession on May 15, 1989 and will pay one-half (1/2) month's rent from May 15, 1989 through May 31, 1989, or $2,050.00.

51st. Notwithstanding anything herein to the contrary, the tenant shall have the option to extend this lease for the further period for 3 years. (See Rider) time of making or such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

49th. The tenant has inspected the building leased hereunder and is familiar with the condition thereof, and agrees to take same "AS IS," and the landlord makes no representations as to the condition thereof except as may be herein specifically set forth.

50th. Notwithstanding anything herein to the contrary, it is understood and agreed that tenant is taking possession on May 15, 1989 and will pay one-half (1/2) month's rent from May 15, 1989 through May 31, 1989, or $2,050.00.

51st. Notwithstanding anything herein to the contrary, the tenant shall have the option to extend this lease for the further period for 3 years; commencing June 1, 1997 thru May 31, 2000 upon the tenant paying the annual rental of $51,900.00 (FIFTY ONE THOUSAND NINE HUNDRED) DOLLARS in monthly installments of $4,325.00 (FOUR THOUSAND THREE HUNDRED TWENTY-FIVE) DOLLARS per month in advance provided
(1) that the tenant is not in default under the terms of this lease; (2) that written notice either by certified mail (Return Receipt Requested) or registered mail (Return Receipt Requested) shall be given to the landlord by February 28, 1997 that tenant is exercising the option to renew the lease for the additional three years.

                               EXTENSION OF LEASE

        AGREEMENT made on October 22, 1999 between LOUIS NATHAN WANK, IRVING WANK, MURRAY WANK, SYLVIA GOSHEN, STEVEN GODEL, SYLVIA THORNE and/or WANK BROTHERS, of 555 Wortman Avenue, Brooklyn, NY 11208 (landlord), and BRAND MANUFACTURING CORP./SOURCE INFORMATION MANAGEMENT COMPANY, a New York corporation having a principal place of business at 529 Cozine Avenue a/k/a 744 Berriman Street, Brooklyn, NY 11208 (hereinafter referred to as "Tenant"),

                                  WITNESSETH:

        WHEREAS, on June 1, 1989 the parties entered into a written lease for a term of ten (10) years commencing June 1, 1989 and terminating May 31, 1997, as well as a written Extension of Lease for a term of three (3) years commencing June 1, 1989 and terminating May 31, 2000, the premises covered by the lease being as follows: The building located at 975-977 Shepherd Avenue, Brooklyn, NY 11208, and

        WHEREAS, the parties desire to continue the lease on the terms hereinafter stated.

        NOW, in consideration of the mutual covenants herein and contained in the, lease, it is hereby agreed that the term of the lease be extended for a period of five (5) years commencing June 1, 2000 and terminating April 30, 2005, and that the extended term be under the same terms and conditions as now contained in the lease except as follows:

        1. The annual rental of FIFTY ONE THOUSAND NINE HUNDRED ($51,900.00) DOLLARS for the period commencing June 1, 2000 and ending April 30, 2005, all payable in equal monthly installments of

$4,325,00 per month in advance on the first day of each and every calendar month for the said term.

        2. It is distinctly understood and agreed that certain specific policies of insurance which are set forth under Paragraph 3 herein and which are required to be obtained and maintained under this lease and any renewal thereof, shall be obtained by the Landlord and, after presentment of appropriate invoices and/or bills therefor to the Tenant, the premiums therefor shall be considered as additional rent and shall be paid by the Tenant to the Landlord on the first day of the next ensuring month, together with the regular rent and in addition thereto.

        3. Landlord presently maintains a so-called "blanket insurance" policy which insures the Premises and other buildings owned by Landlord (or in which Landlord has an interest) against loss or damage occasioned by fire and other extended coverage perils including, without limitation, loss or damage resulting from vandalism, malicious mischief, theft, sprinkler leakage and loss of rental income and which further provides comprehensive public liability insurance insuring Landlord against loss or liability as the result of personal injury or property damage. Landlord presently maintains the blanket insurance policy with Aetna Insurance Company, but Landlord may elect to maintain such insurance with another reputable insurance carrier authorized or licensed to conduct business in the State of New York.

        Provided the blanket policy of insurance maintained by the landlord provides insurance of the kind and in the amount customarily carried by prudent owners of buildings comparable to thereafter and without notice, perform the obligation of Tenant thereunder and if Landlord, in connection therewith or connection with any default by Tenant in the covenant to pay hereunder, makes any expenditures or incurs any obligations for payment of money, including but not limited to attorneys' fees instituting, prosecuting or defending any action or proceed such sums so paid or obligations incurred with interest and shall be deemed to be additional rent hereunder and shall be by Tenant to Landlord within five (5) days of rendition of any or statement to Tenant therefor, and if Tenant's lease terms have expired at the time of making of such expenditures incurring of such obligations, such sums shall be recoverable Landlord as damages,

        IN WITNESS WHEREOF, the parties have signed, sealed delivered this instrument on the date first above written.


                                     LNW /s/ LOUIS NATHAN WANK
                                        ----------------------------------------

                                      IW /s/ IRVING WANK
                                        ----------------------------------------

                                      MW /s/ MURRAY WANK
                                        ----------------------------------------

                                      SG /s/ SYLVIA GOSHEN
                                        ----------------------------------------

                                      SG /s/ STEVEN GODEL
                                        ----------------------------------------

                                      ST /s/ SYLVIA THORNE
                                        ----------------------------------------

                                        BRAND MANUFACTURING CORP./SOURCE
                                        INFORMATION MANAGEMENT COMPANY

                                        By: /s/ MONTE WEINER - CEO
                                           -------------------------------------
                                                        MONTE WEINER - C.E.O. of
                                                                   Manufacturing

================================================================================

                               EXTENSION OF LEASE

================================================================================

WANK BROTHERS,

                                                                       Landlord,

-to-

BRAND MANUFACTURING CORP./
SOURCE INFORMATION
MANAGEMENT COMPANY,

                                                                         Tenant.


================================================================================

Premises:       975-977 Shepherd
                Avenue,
                Brooklyn, NY


================================================================================


                                LEONARD GOLDSTEIN
                         ATTORNEY AND COUNSELLOR AT LAW

                              1861 FLATBUSH AVENUE

                            BROOKLYN, NEW YORK 11210

                                  718-258-1500

                                  718-951-6400


================================================================================